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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 2003


                       Intermagnetics General Corporation
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                 (Exact Name of Registrant Specified in Charter)

         New York                      001-11344                 14-1537454
     ----------------            ---------------------       ------------------
     (State or Other               (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)              Identification No.)
      Incorporation)

Old Niskayuna Road, P.O. Box 461,
Latham, New York                                           12110-0461
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(Address of Principal Executive Offices)                   (Zip Code)


      Registrant's telephone number, including area code: (518) 782-1122
                                                          --------------



                                 Not Applicable
        ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements and Exhibits.

           (c) The following exhibit is furnished as part of the Report on Form 8-K pursuant to Item 9.

Exhibit 99.1 Press release of Intermagnetics dated November 24, 2003 announcing Intermagnetics and Invivo have agreed to enter into discussions regarding a potential business combination between the two companies, and, as part of the discussions, Intermagnetics has entered into an exclusive due diligence review of Invivo.

Item 9.  Regulation FD Disclosure.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         On November 24, 2003, Intermagnetics issued a press release announcing that Intermagnetics and Invivo have agreed to enter into discussions regarding a potential business combination between the two companies, and, as part of the discussions, Intermagnetics has entered into an exclusive due diligence review of Invivo. These discussions are based upon a revised proposal from Intermagnetics to purchase all of the outstanding shares of Invivo for $22 per share in all cash.

         Intermagnetics stated that, based upon publicly available information, it expects an acquisition of Invivo at its newly proposed price would be modestly accretive in the company's current fiscal year, which ends May 2004, with more substantial benefits during fiscal 2005 following a full year of contribution to earnings. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Intermagnetics General Corporation


                                        By:  /s/ Michael K. Burke
                                             -----------------------------------
                                             Michael K. Burke
                                             Executive Vice President
                                             and Chief Financial Officer


Dated: November 24, 2003



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                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------

Exhibit 99.1 Press release of Intermagnetics dated November 24, 2003 announcing Intermagnetics and Invivo have agreed to enter into discussions regarding a potential business combination between the two companies, and, as part of the discussions, Intermagnetics has entered into an exclusive due diligence review of Invivo.